BARCLAYS GLOBAL INVESTORS FUNDS

Institutional Money Market Fund
Prime Money Market Fund

Select Shares

Supplement dated January 28, 2004 to the
Prospectuses dated January 16, 2004

Under the "Special Instructions for Direct Buyers" sub-section of the "How to Exchange Shares" section of the prospectus on page 13, the Fund Number for the Prime Money Market Fund has been changed from "1192" to "1199."